Exhibit 4.1(iii)
                                                                ----------------


                      Sample Common Stock Share Certificate
                      -------------------------------------


(a)  Certificate Front


Certificate                                              Number
Number:                                                  of Shares:
       ----------------                                            -------------

                           Sunrise U.S.A. Incorporated
               Incorporated under the Laws of the state of Nevada

Par Value $0.0001
Common Stock                                             CUSIP No.
                                                                  --------------
THIS CERTIFIES THAT
                   -------------------------------------------------------------

--------------------------------------------------------------------------------

Is the owner of
               -----------------------------------------------------------------

Fully paid and non-assessable shares of the common stock par value of $0.0001 each of Sunrise U.S.A. Incorporated transferable on the books of the Corporation to person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.


-----------------------
President                                          DATED:
                                                         ----------------------
-----------------------
Secretary                                          Countersigned and Registered:


                                                   By:
                                                      -------------------------
                                                          Authorized Signature

(b)  Certificate Back

FOR VALUE RECEIVED THE UNDERSIGNED DOES HEREBY SELL, ASSIGN AND TRANSFER UNTO:

TRANSFEREE:                                       PLEASE INSERT SOCIAL SECURITY
           -----------------------------           OR TAX IDENTIFICATION NUMBER
              (Print Name and Address)

           -----------------------------         -------------------------------

If said number of securities shall not be all the securities evidenced by the within Certificate the undersigned requests that a new Certificate evidencing the securities not so transferred be issued in the name of and delivered to:

----------------------------------------          PLEASE INSERT SOCIAL SECURITY
(Print Name and Address)                           OR TAX IDENTIFICATION NUMBER

----------------------------------------         -------------------------------


----------------------------------------         Dated:
Signature                                              -------------------------

NOTICE: The above signature must correspond with the name as written upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the securities or any certificate representing securities not being exercised is to be registered in a name other than that in which the within Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:
                     -----------------------------------------------------------

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE. THE FOLLOWING MUST BE EXECUTED BY THE ASSIGNEE OF THIS CERTIRCATE BEFORE TRANSFER MAY BE MADE ON THE BOOKS OF THE COMPANY:


       ------------------------                        Dated:
       Signature                                             ----------------